Exhibit 10.1

Execution Version

AMENDMENT NO. 2 TO CREDIT AGREEMENT

This AMENDMENT NO. 2 TO CREDIT AGREEMENT (this “Amendment”) entered into as of May 13, 2013, is by and among LEHIGH GAS PARTNERS LP (the “Borrower”), each lender from time to time party hereto (collectively, the “Required Lenders”), and KEYBANK NATIONAL ASSOCIATION, as Administrative Agent for the Lenders (the “Administrative Agent”).

PRELIMINARY STATEMENTS:

1.                                      The Borrower, the Lenders and the Administrative Agent are parties to that certain Second Amended and Restated Credit Agreement dated as of October 30, 2012 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).

2.                                      The Borrower has requested that (i) the Administrative Agent and the Required Lenders amend certain provisions of the Credit Agreement as set forth below, and (ii) certain of the Lenders provide for the increase in the Facility by Seventy Five Million and 00/100 Dollars ($75,000,000.00) as provided in Section 2.15 of the Credit Agreement.

3.                                      The Administrative Agent and the Required Lenders have agreed to such amendments and certain of the Lenders have agreed to such increase, in each case, subject to the terms and conditions set forth herein.

AGREEMENT

In consideration of the premises and mutual covenants herein and for other valuable consideration, the Borrower, the Administrative Agent and the Required Lenders agree as follows:

SECTION 1.                            DEFINITIONS.  Unless otherwise defined herein, each capitalized term used in this Amendment and not defined herein shall be defined in accordance with the Credit Agreement.

SECTION 2.                            AMENDMENT

2.1                               Amendments to Section 1.01.

(a)                                 Section 1.01 of the Credit Agreement is hereby amended to insert the following new term:

“Combined Leverage Ratio Increase Requirements” means, in connection with any request by the Borrower to increase the maximum Combined Leverage Ratio as set forth in the proviso under Section 7.11(a), the following:

(i) the Borrower delivers such request in writing to the Administrative Agent at least three (3) Business Days prior to the date on which such request is to be given effect; and

(ii) such request is delivered in connection with (a) a Permitted Acquisition occurring after May 13, 2013 with a  purchase price of at least Twenty Million Dollars ($20,000,000), or (b) the consummation of one or more Permitted Acquisitions or Permitted Minor Acquisitions, each occurring after May 13, 2013, the aggregate purchase price of which is at least Twenty Million Dollars ($20,000,000).

(b)                                 The definition of “Combined Interest Charges” set forth in Section 1.01 of the Credit Agreement is hereby amended to read as follows:

““Combined Interest Charges” means, for any Measurement Period, the sum of (a) all interest, premium payments, debt discount, fees, charges and related expenses in connection with borrowed money (including capitalized interest and all net amounts paid under any Hedge Contract (other than any termination value)) or in connection with the deferred purchase price of assets, in each case to the extent treated as interest in accordance with GAAP, (b) all interest paid or payable with respect to discontinued operations and (c)  rent expense as set forth in the statement of operations for the Getty MA/ME/NH Lease and any other future lease transactions similar in nature, as determined by the Administrative Agent in its sole discretion, for the most recently completed Measurement Period; provided that for the purpose of calculating the Combined Interest Charges for the Measurement Periods ending December 31, 2012, March 31, 2013, June 30, 2013 and September 30, 2013, the items described in clauses (a), (b) and (c) above shall, in each case, be annualized based on the actual Combined Interest Charges from the Closing Date until the end of such Measurement Period.”

(c)                                  The definition of “Permitted Distributions” set forth in Section 1.01 of the Credit Agreement is hereby amended to add the following proviso immediately following clause (x) thereof:

“(provided, however, at any time after the Borrower has satisfied the Combined Leverage Ratio Increase Requirements and made a request to increase the Combined Leverage Ratio under Section 7.11(a), the ratio in this clause (x) shall be increased to 4:75:1:00)”.

2.2                               Amendment to Section 2.15.  Section 2.15(a) of the Credit Agreement is hereby amended to delete the reference in such Section to “$75,000,000” and replace it with “$100,000,000”.

2.3                               Amendments to Sections 6.01.

(a)                                 Section 6.01(a) of the Credit Agreement is hereby amended to read as follows:

“as soon as available, but in any event within ninety (90) days after the end of each fiscal year of the Borrower (commencing with the fiscal year ending December 31, 2013), Audited Financial Statements, which shall be accompanied by a report and opinion of any independent certified public accountant of nationally recognized standing reasonably acceptable to the Administrative Agent, which report and opinion shall be prepared in accordance with generally accepted auditing standards and shall not be subject to any “going concern” or like qualification or exception or any qualification or exception as to the scope of such audit, and which shall be certified by the chief executive officer, chief financial officer, treasurer or controller of the general partner of the Borrower to the effect that such Audited Financial Statements are fairly stated in all material respects;”.

(b)                                 Section 6.01(b) of the Credit Agreement is hereby amended to read as follows:

“as soon as available, but in any event within forty-five (45) days after the end of each of the first three fiscal quarters of each fiscal year of the Borrower (commencing with the fiscal quarter ending March 31, 2013), a combined balance sheet of the Combined Group as at the end of such fiscal quarter, and the related combined statements of operations, changes in partners’ capital, and cash flows for such fiscal quarter and for the portion of the Combined Group fiscal year then ended, setting forth in each case in comparative form the figures for the corresponding fiscal quarter of the previous fiscal year and the corresponding portion of the previous fiscal year, all in reasonable detail, such financial statements to be certified by the chief executive officer, chief financial officer, treasurer or controller of the Borrower as fairly presenting in all material respects the financial condition, results of operations, partners’ capital and cash flows of the Combined Group in accordance with GAAP, subject only to normal year-end audit adjustments and the absence of footnotes;”.

2.4                               Amendment to Section 6.02.

(a)                                 Section 6.02(b) of the Credit Agreement is hereby amended to read as follows:

“concurrently with the delivery of the financial statements referred to in Sections 6.01(a) and (b) (in the case of Section 6.01(b), commencing with the fiscal quarter ending March 31, 2013); provided, however, that the Compliance Certificate relating to each fiscal year end shall be delivered in connection with the financial statements delivered in accordance with Section 6.01(a), (i) a duly completed Compliance Certificate signed by the chief executive officer, chief financial officer, treasurer or controller of the general partner of the Borrower and  ii) a copy of management’s discussion and analysis with respect to such financial statements;”.

2.5                               Amendment to Section 7.01.

(a)                                 Section 7.01(r) is hereby amended to delete the period at the end of such section and replace it with “; and”.

(b)                                 Section 7.01 is hereby amended to add a new Section 7.01(s) which shall read as follows:

“Liens securing Indebtedness permitted under Section 7.02(l); provided that (i) such Liens do not at any time encumber any property other than the (x) property being acquired in connection with such Indebtedness or (y) the property owned by the Person being so acquired, and (ii) the Indebtedness secured thereby does not exceed on the date of acquisition the cost or fair market value, whichever is lower, of the property being acquired.”

2.6                               Amendment to Section 7.02.

(a)                                 Section 7.02(f) is hereby amended to delete the reference in such section to “$105,000,000” and replace it with “$135,000,000”.

(b)                                 Section 7.02(j) is hereby amended to read as follows:

“any Guarantees listed on Schedule 7.02 and other Guarantees in an aggregate amount not to exceed $5,000,000 outstanding at any one time assumed or incurred in connection with Permitted Acquisitions or Permitted Minor Acquisitions;”.

(c)                                  Section 7.02(k) is hereby amended to delete the period at the end of such section and replace it with “; and”.

(d)                                 Section 7.02 is hereby amended to add a new Section 7.02(l) which shall read as follows:

“Indebtedness assumed or incurred in connection with Permitted Acquisitions or Permitted Minor Acquisitions and approved by the Administrative Agent in its sole discretion in an amount not to exceed $30,000,000 in the aggregate outstanding at any time.”

2.7                               Amendment to Section 7.11.

(a)                                 Section 7.11(a) is hereby amended to read as follows:

“Combined Leverage Ratio.  Permit the Combined Leverage Ratio at any time during any Measurement Period of the Combined Group set forth below to be greater than the ratio set forth below opposite such period:

Four Fiscal Quarters Ending	Maximum Combined Leverage Ratio
Closing Date through 12/31/13	4.40 to 1.00
3/31/2014 and each fiscal quarter thereafter	4.25 to 1.00

provided, however, that the Combined Leverage Ratio may be increased by the Borrower to be at any time during any Measurement Period of the Combined Group no greater than the ratio set forth below opposite such period, if such increase satisfies the Combined Leverage Ratio Increase Requirements.  No increase shall be given effect unless all of the Combined Leverage Ratio Increase Requirements are satisfied.

Four Fiscal Quarters Ending	Maximum Combined Leverage Ratio
Closing Date through 12/31/14	4.75 to 1.00
3/31/2015 and each fiscal quarter thereafter	4.60 to 1.00

SECTION 3.                            INCREASE IN FACILITY

3.1                               Increase.  In accordance with Section 2.15(a) of the Credit Agreement, the Borrower has requested to increase the Facility by $75,000,000 (the “Commitment Increase”) and the Administrative Agent hereby consents to such so long as (i) both prior to and after giving effect to such increase, no Default or Event of Default shall exist, (ii) the Loan Parties shall be in compliance on a Pro Forma Basis with the financial covenants set forth herein after giving effect to such increased Facility and related Permitted Acquisitions or Permitted Minor Acquisitions, if any.  This Amendment shall constitute the notice to the Lenders required pursuant to Section 2.15(a).

3.2                               Additional Commitments.  Schedule 2.01 to the Credit Agreement is hereby amended and restated as set forth on the attached Schedule 2.01 hereto.  Such Schedule 2.01 sets forth the Commitments of all Lenders after giving effect to the Commitment Increase, including the Commitment of any Lender increasing its Commitment (each, an “Increasing Lender”).

3.3                               Increase Effective Date.  The Increase Effective Date for the Commitment Increase shall be the date of this Amendment; provided, however, that the Commitment Increase shall be deemed to have become effective immediately prior to the effectiveness of the other provisions of this Amendment and will be deemed to have used the entire $75,000,000 increase that was available to the Borrower prior to giving effect to this Amendment.  After giving effect to the Commitment Increase and the effectiveness of this Amendment, the Borrower shall be entitled to increase the Facility by an additional $100,000,000, subject to the terms and conditions of Section 2.15 of the Credit Agreement.

SECTION 4.                            NO WAIVER

4.1                               This Amendment shall not be deemed to constitute a waiver or release of (a) any Default or Event of Default under any provision of the Credit Agreement or the other Loan Documents, or (b) any remedies or rights of the Administrative Agent, Collateral Agent or the Lenders with respect thereto, all of which are hereby reserved; provided, however, that this

Amendment shall be deemed a waiver of any Default or Event of Default that may have occurred as of the date hereof but for the giving effect to the amendments to the Credit Agreement set forth in Section 2 above.

SECTION 5.                            REPRESENTATIONS AND WARRANTIES

To induce the Administrative Agent and the Required Lenders to enter into this Amendment, the Borrower represents and warrants to the Administrative Agent and the Required Lenders that:

5.1                               Due Authorization; Authority; No Conflicts.  The execution, delivery and performance by the Borrower and Guarantors of this Amendment has been duly authorized by all necessary corporate or other organizational action, and does not and will not: (a) contravene the terms of the Organization Documents of any such Loan Party; (b) conflict with or result in any breach or contravention of, or the creation of any Lien (other than in favor of the Administrative Agent pursuant to the Collateral Documents) under, give rise to any right of first refusal or right of first offer or any similar right or option to purchase any property subject to a Mortgage, or require any payment to be made under (i) any Contractual Obligation to which any Loan Party is a party or affecting any Loan Party or the properties of any Loan Party or any of its Subsidiaries or (ii) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which any Loan Party or its property is subject; or (c) violate any Law.

5.2                               No Default; Representations and Warranties.  After giving effect to the Commitment Increase and the amendments to the Credit Agreement in Sections 2 and 3.2 above, (a) no Default or Event of Default has occurred and is continuing, and (b) as of the date hereof, the representations and warranties of the Borrower in the Credit Agreement are true and correct in all material respects (except for representations and warranties that expressly relate to an earlier date).

SECTION 6.                            FEES

6.1                               As consideration for the modifications to the Credit Agreement contemplated in this Amendment, the Borrower shall pay to the Administrative Agent in immediately available funds, (x) for the ratable account of each Increasing Lender, a fee in an amount equal to 0.25% (25 basis points) of such Increasing Lender’s portion of the Commitment Increase and (y) for the ratable account of each consenting Lender hereunder, a fee equal to 0.05% (5 basis points) of each such consenting Lender’s Commitment immediately prior to giving effect to the Commitment Increase.

SECTION 7.                            CONDITIONS TO EFFECTIVENESS

The obligation of the Administrative Agent and the Required Lenders to execute this Amendment, and the effectiveness thereof, are subject to the following:

7.1                               The Administrative Agent shall have received fully executed copies of this Amendment executed by the Administrative Agent, the Required Lenders, the Borrower and the Guarantors.

7.2                               The Administrative Agent shall have received, for ratable distribution to the Required Lenders, the fees described in Section 6 hereof.

7.3                               Each Lender that has increased its Commitment and has requested a Note shall have received a Note executed by the Borrower in favor of such Lender.

7.4                               [Intentionally Omitted].

7.5                               The Administrative Agent shall have received such certificates of resolutions or other action, incumbency certificates and/or other certificates of Responsible Officers of each Loan Party as the Administrative Agent may require evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Amendment.

7.6                               The Administrative Agent shall have received favorable opinions addressed to the Administrative Agent and each Lender of the general counsel and New York counsel to the Loan Parties, concerning the Loan Parties and such matters as the Administrative Agent may reasonably request.

7.7                               The Administrative Agent shall have received a certificate signed by a Responsible Officer of the Borrower certifying that the conditions specified in this Section 7 of this Amendment have been satisfied.

7.8                               The Administrative Agent shall have received certificates from the Borrower attesting to the Solvency of each Loan Party before and after giving effect to this Amendment and the Commitment Increase.

7.9                               All fees required to be paid to (i) the Administrative Agent and the Arranger on or before the Closing Date shall have been paid and (ii) the Lenders on or before the Closing Date shall have been paid.

7.10                        The Borrower shall have paid all fees, charges and disbursements of counsel to the Administrative Agent (directly to such counsel if requested by the Administrative Agent) to the extent invoiced prior to or on the date of this Amendment, plus such additional amounts of such fees, charges and disbursements as shall constitute its reasonable estimate of such fees, charges and disbursements incurred or to be incurred by it through the closing proceedings (provided that such estimate shall not thereafter preclude a final settling of accounts between the Borrower and the Administrative Agent).

7.11                        No Default or Event of Default shall exist at the time of or after giving effect to this Amendment.

7.12                        The representations and warranties of the Borrower contained in this Amendment are true and correct.

SECTION 8.                            GENERAL PROVISIONS

8.1                               Loan Document.  This Amendment constitutes a Loan Document.

8.2                               No Changes. Except as expressly provided in this Amendment, the terms and provisions of the Credit Agreement shall remain in full force and effect and are hereby affirmed, confirmed and ratified in all respects.  Each reference to the Credit Agreement in the Credit Agreement or in any other Loan Document shall hereafter be construed as a reference to the Credit Agreement as amended hereby.

8.3                               Attorney’s Fees and Costs.  The Borrower hereby agrees to reimburse the Administrative Agent and Lenders for all of its reasonable out-of-pocket legal fees and expenses incurred in the preparation and documentation of this Amendment.

8.4                               Captions.  The recitals to this Amendment (except for definitions) and the section captions used in this Amendment are for convenience only and do not affect the construction of this Amendment.

8.5                               Guarantor Acknowledgment.  Each Guarantor, by signing this Amendment:

(a)                                 consents and agrees to and acknowledges the terms of this Amendment;

(b)                                 acknowledges and agrees that all of the Loan Documents to which such Guarantor is a party or otherwise bound shall continue in full force and effect and that all of such Guarantor’s obligations thereunder shall be valid and enforceable, except as the enforceability thereof may be limited by bankruptcy, insolvency or other similar laws of general application affecting the enforcement of creditors’ rights or by general principles of equity limiting the availability of equitable remedies, and shall not be impaired or limited by the execution or effectiveness of this Amendment;

(c)                                  after giving effect to the Commitment Increase and the amendments to the Credit Agreement in Sections 2 and 3.2 above, upon the effectiveness of this Amendment, represents and warrants to the Administrative Agent and the Lenders that all representations and warranties made by such Guarantor and contained in any other Loan Document to which it is a party are true and correct in all material respects on and as of the date of this Amendment to the same extent as though made on and as of the date of this Amendment, except to the extent that any thereof expressly relate to an earlier date; and

(d)                                 acknowledges and agrees that (A) notwithstanding the conditions to effectiveness set forth in this Amendment, such Guarantor is not required by the terms of the Credit Agreement or any other Loan Document to which such Guarantor is a party to consent to the amendments to the Credit Agreement effected pursuant to this Amendment and (B) nothing in the Credit Agreement, this Amendment or any other Loan Document shall be deemed to require the consent of such Guarantor to any future amendments or modifications to the Credit Agreement.

8.6                               Entire Agreement.  This Amendment, together with the Credit Agreement and the other Loan Documents integrate all the terms and conditions mentioned herein or incidental hereto and supersede all oral representations and negotiations and prior writings with respect to the subject matter hereof.

8.7                               Counterparts  This Amendment may be executed in any number of counterparts, by different parties hereto in separate counterparts and by facsimile signature, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

8.8                               Severability. Wherever possible, each provision of this Amendment will be interpreted in such manner as to be effective and valid under the applicable law.  If any provision is found to be invalid under the applicable law, it shall be ineffective only to the extent of such invalidity and the remaining provisions shall remain in full force and effect.

8.9                               Successors and Assigns.  This Amendment is binding upon the Borrower, the Lenders, the Administrative Agent and their respective successors and assigns, and inures to the sole benefit of the Borrower, the Lenders, the Administrative Agent and their successors and assigns.

8.10                        GOVERNING LAW.  THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

(a)                                 SUBMISSION TO JURISDICTION.  THE BORROWER  IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE NONEXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT.  EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.  NOTHING IN THIS AMENDMENT OR IN ANY OTHER LOAN DOCUMENT SHALL AFFECT ANY RIGHT THAT THE ADMINISTRATIVE AGENT, ANY LENDER OR THE L/C ISSUER MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT AGAINST BORROWER OR ANY OTHER LOAN PARTY OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.

(b)                                 WAIVER OF VENUE.  THE BORROWER IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR

HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT IN ANY COURT REFERRED TO IN PARAGRAPH (b) OF THIS SECTION 8.10.  EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

(c)                                  SERVICE OF PROCESS.  EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 10.02 OF THE CREDIT AGREEMENT.  NOTHING IN THIS AMENDMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW.

8.11                        WAIVER OF JURY TRIAL.  EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY).  EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 8.11.

[Signature Pages Follow]

IN WITNESS WHEREOF, this Amendment has been duly executed and delivered as of the date first above written.

LEHIGH GAS PARTNERS LP

By:	Lehigh Gas GP LLC, its General Partner

By:
	Name:	Joseph V. Topper, Jr.
	Title:	Chief Executive Officer

KEYBANK NATIONAL ASSOCIATION, as Administrative Agent and a Lender

By:
Name:
Title:

, as a Lender

By:
Name:
Title:

Each of the undersigned acknowledge the terms of and consent to the foregoing:

GUARANTORS

LEHIGH GAS WHOLESALE LLC,
a Delaware limited liability company

By:
Name:	Joseph V. Topper, Jr.
Title:	President

LEHIGH GAS WHOLESALE SERVICES, INC.,
a Delaware corporation

By:
Name:	Joseph V. Topper, Jr.
Title:	President

LGP REALTY HOLDINGS LP,
a Delaware limited partnership

By:	LGP Realty Holdings GP LLC, a Delaware limited liability company, its General Partner

By:
	Name:	Joseph V. Topper, Jr.
	Title:	President

LGP REALTY HOLDINGS GP LLC,
a Delaware limited liability company

By:
Name:	Joseph V. Topper, Jr.
Title:	President

[Additional Signatures Follow]

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34-38 ROUTE 15 LAFAYETTE, LLC

3550 GENESEE ST CHEEKTOWAGA, LLC

3577 ROUTE 611 BARTONSVILLE LLC

3590 MADISON CINCINNATI LLC

35985 CENTER RIDGE NORTH RIDGEVILLE LLC

3602 MAHONING YOUNGSTOWN LLC

3727 LINCOLN THORNDALE LLC

3735 FULTON CLEVELAND LLC

390 SOUTH MAPLE AVENUE GLEN ROCK, LLC

39105 COLORADO AVON LAKE LLC

3983 MAYFIELD CLEVELAND HEIGHTS LLC

4001 HAUCK CINCINNATI LLC

4006 LEE CLEVELAND LLC

402 EAST BRIDGE ELYRIA LLC

40890 SR-154 LISBON LLC

409 ROUTE 130 SOUTH CINNAMINSON, LLC

415 SOUTH MAIN STREET SHENANDOAH, LLC

4161 WEST 150TH CLEVELAND LLC

4200 WHITAKER AVE. PHILADELPHIA, LLC

4212 RT. 130 WILLINGBORO, LLC

4282 MONTICELLO SOUTH EUCLID LLC

4301 WINSTON COVINGTON LLC

4343 EAST ROYALTON BROADVIEW HEIGHTS LLC

445 ROUTE 3 SECAUCUS, LLC

4545 READING CINCINNATI LLC

461 BLOOMFIELD BLOOMFIELD LLC

4612 EDGMONT AVE BROOKHAVEN, LLC

4616 MCKNIGHT RD PITTSBURGH, LLC

4774 ROYALTON BROADVIEW HEIGHTS LLC

479 KROCKMALLY PERTH AMBOY LLC

4900 MONTGOMERY CINCINNATI LLC

4901 FLEET CLEVELAND LLC

4910 HARVARD NEWBURGH HEIGHTS LLC

495 MAIN STREET CHESTER, LLC

505 ROUTE 10 WHIPPANY LLC

505 ROUTE 202 BEDMINSTER LLC

506 COMMONWEALTH ERLANGER LLC

507 ALLEGHENY AVE OAKMONT, LLC

508 AVON BELDEN AVON LAKE LLC

5200 ROCKSIDE INDEPENDENCE LLC

5206 STATE PARMA LLC

5219 DETROIT SHEFFIELD LLC

5250 TORRESDALE AVE. PHILADELPHIA, LLC

528 ALTAMONT BOULEVARD FRACKVILLE, LLC

53 W FAYETTE ST UNIONTOWN, LLC

543 OHIO CINCINNATI LLC

546 WARDS CORNER LOVELAND LLC

549 HIGHWAY 36 NORTH AND MAIN STREET BELFORD, LLC

5502 MAHONING AUSTINTOWN LLC

5510 ST CLAIR CLEVELAND LLC

552 EAST 152ND CLEVELAND LLC

555 NORTH YORK HATBORO LLC

5575 DIXIE FAIRFIELD LLC

56 THIRD AVENUE SECAUCUS, LLC

5700 HOMEVILLE RD WEST MIFFLIN, LLC

5716 HULMEVILLE ROAD BENSALEM, LLC

599 EAST MAIN CANFIELD LLC

600 ROUTE 206 SOMERVILLE, LLC

600 S. OAK ROAD PRIMOS SECANE, LLC

6000 VROOMAN PAINESVILLE LLC

601 STATE HIGHWAY 12 FLEMINGTON LIMITED LIABILITY COMPANY

602 LALOR TRENTON LLC

606 MONTGOMERY AVE. NARBERTH, LLC

6151 PFEIFFER CINCINNATI LLC

632 SECOND AVENUE LONG BRANCH, LLC

6585 RIDGE PARMA LLC

6816 EASTON ROAD PIPERSVILLE, LLC

6875 MAIN ST WILLIAMSVILLE, LLC

727 EAST MAIN LEBANON LLC

735 MCCARTNEY YOUNGSTOWN LLC

736 DRESDEN EAST LIVERPOOL LLC

7380 BEECHMONT CINCINNATI LLC

7424 WEST CHESTER PIKE UPPER DARBY, LLC

7510 BROADVIEW PARMA LLC

759 CHESTER PIKE PROSPECT PARK, LLC

7799 MONTGOMERY CINCINNATI LLC

780 STELTON PISCATAWAY LLC

7961 US HIGHWAY 42 FLORENCE LLC

799 VALLEY FORGE PHOENIXVILLE LLC

800 GREENWOOD TRENTON LLC

801 NORTH LEAVITT AMHERST LLC

8020 MONTGOMERY CINCINNATI LLC

8039 BURLINGTON FLORENCE LLC

812 PASSAIC CLIFTON GAS STATION LLC

8200 COLUMBIA OLMSTED FALLS LLC

869 FISCHER TOMS RIVER LLC

8800-8812 KENNEDY BOULEVARD NORTH BERGEN, LLC

890 NORTH CANFIELD NILES YOUNGSTOWN LLC

90 ROUTE 206 FLANDERS LLC

91 MINE BROOK ROAD BERNARDSVILLE, LLC

9171 UNION CENTRE WEST CHESTER LLC

9855 MASON-MONTGOMERY MASON LLC

9996 BUSTLETON AVE. PHILADELPHIA, LLC

BELVIDERE SOMERVILLE LEBANON RINGOES FLEMINGTON LIMITED LIABILITY COMPANY

BULL CREEK LLC

CHESTNUT AND LINE STREET MIFFLINBURG, LLC

COBBLER’S CREEK LLC

D. TOPPER, LLC

DDS TOPPER, LLC

DELG - UST I, LLC

EROP - OHIO, LLC

HARLEYSVILLE GAS STATION LLC

I-295 & BLACK HORSE PIKE MOUNT EPHRAIM, LLC

I-95 & MARKET ST. MARCUS HOOK, LLC

K-1 TOPPER, LLC

K-2 TOPPER, LLC

K-3 TOPPER, LLC

K-4 TOPPER, LLC

KWIK PIK REALTY — OHIO, LLC

KYLG-UST I, LLC

LANSDALE GAS STATION LLC

MALG - UST I, LLC

MALG - UST II, LLC

MELG-UST I, LLC

MMSCC-6, LLC

NHLG - UST I, LLC

NJLG-UST I, LLC

NYLG - UST I, LLC

OHLG-UST I, LLC

PALG - UST I, LLC

PALG - UST II, LLC

PALG - UST III, LLC

PALG - UST IV, LLC

PALG - UST VI, LLC

PALG-UST V, LLC

ROOSEVELT BLVD PHILADELPHIA, LLC

ROUTE 1 AND MENLO METUCHEN LLC

ROUTE 313 & 113 DUBLIN, LLC

ROUTE 53 AND ESTLING DENVILLE LLC

SJF, LLC

SJKP, LLC

ZEBRA RUN LLC

2134 NORTHAMPTON ST EASTON LLC
FLLG - UST I, LLC
PALG - UST VII, LLC
PALG - UST VIII, LLC
PALG - UST IX, LLC

FOR EACH OF THE COMPANIES LISTED ABOVE:

By:	LGP Realty Holdings GP LLC, a Delaware limited liability company, their Manager

By:
	Name:	Joseph V. Topper, Jr.
	Title:	President

EXPRESS LANE, INC.

By:
Name:	Joseph V. Topper, Jr.
Title:	President

SCHEDULE 2.01

COMMITMENTS
AND APPLICABLE PERCENTAGES

Lender	Commitment	Applicable Percentage
KeyBank National Association	$55,000,000	16.9753%

Citizens Bank of Pennsylvania	$58,000,000	17.9012%

Wells Fargo Bank, National Association	$39,000,000	12.0370%

PNC Bank, National Association	$32,500,000	10.0309%

Sovereign Bank, N.A.	$30,000,000	9.2593%

Raymond James Bank, N.A.	$30,000,000	9.2593%

Cadence Bank, N.A.	$25,000,000	7.7160%

Capital One, National Association	$22,500,000	6.9444%

Lafayette Ambassador Bank	$20,000,000	6.1728%

First Niagara Bank N.A.	$12,000,000	3.7037%

Total	$324,000,000	100.00000000%